EXHIBIT 10.37

      THIS SECOND SUPPLEMENTAL INDENTURE dated as of December 3, 1996, among BANK UNITED CORP., formerly named USAT Holdings Inc., a Delaware corporation (the "Company"), BNKU HOLDINGS, INC., a Delaware corporation ("BNKU Holdings") and THE BANK OF NEW YORK, a banking corporation duly organized and existing under the laws of the State of New York, as trustee under the Indenture referred to below (the "Trustee").

                                  WITNESSETH

      WHEREAS, the Company and the Trustee are parties to an Indenture, dated as of May 15, 1993, and a First Supplemental Indenture dated as of January 23, 1995 (collectively, the "Indenture"), relating to the Company's 8.05% Senior Notes due May 15, 1998 (the "Securities");

      WHEREAS, substantially all of the Company's consolidated properties and assets consist of Two Million Eight Hundred Seventeen Thousand Seven Hundred Sixty Eight (2,817,768) shares (the "Shares") of common stock, $0.01 par value per share, of Bank United, a federally chartered savings bank, representing all of the outstanding common stock of Bank United;

      WHEREAS, BNKU Holdings, a Wholly Owned Subsidiary of the Company, was formed for the sole purpose of holding the Shares;

      WHEREAS, the Company intends to enter into a Stock Transfer Agreement with BNKU Holdings, under which it will transfer the Shares to BNKU Holdings;

      WHEREAS, Section 801 of the Indenture requires that in connection with the transfer of the Shares BNKU Holdings shall assume by an indenture supplemental to the Indenture the due and punctual payment of the principal (and premium, if any) and interest on the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed; and

      WHEREAS, the consent of the Holders of the Outstanding Securities is not required to enter into this Second Supplemental Indenture;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Company, BNKU Holdings and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:

      Section 1. SUBSTITUTION AND ASSUMPTION OF OBLIGATIONS. In accordance with
Section 801 of the Indenture, BNKU Holdings hereby assumes the due and punctual payment of the principal (and premium, if any) and interest on the Securities and the performance of every covenant of the Indenture on the part of the Company to be performed or observed.

      Section 2. COMPANY TO REMAIN OBLIGATED. Notwithstanding Section 802 of the Indenture, which provides that the Company shall be relieved of all obligations and covenants under

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the Indenture and the Securities upon a transfer of all or substantially all of its properties and assets as an entirety, the Company shall take no action with respect to the shares of capital stock of BNKU Holdings that it would not have been permitted to take with respect to the Shares prior to the date hereof, and shall continue to perform and observe every covenant of the Indenture and shall remain obligated as a co-obligor with BNKU Holdings on the Securities; provided, however, that the Company shall, upon BNKU Holdings' request, pay the principal (and premium, if any) and interest on, and indemnify BNKU Holdings against any loss that BNKU Holdings may sustain with respect to, the Securities.

      Section 3. MISCELLANEOUS. The Trustee accepts the trusts hereunder and agrees to perform the same, but only upon the terms and conditions set forth in the Indenture and in this Second Supplemental Indenture, to all of which the Company agrees. The provisions of this Second Supplemental Indenture shall become effective immediately upon the execution and delivery hereof. The Indenture is hereby ratified and confirmed and shall remain and continue in full force and effect in accordance with the terms and provisions thereof, as supplemented and amended by this Second Supplemental Indenture, and with such omissions, variations and modifications thereof as may be appropriate to make each such term and condition conform to this Second Supplemental Indenture, and the Indenture and this Second Supplemental Indenture shall be read, taken and construed together as one instrument. Capitalized terms used but not defined in this Second Supplemental Indenture are defined in the Indenture and shall have the meanings specified in the Indenture, unless the context otherwise requires. This Second Supplemental Indenture may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

      Section 4. GOVERNING LAW. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first written above.

                              BANK UNITED CORP.

(CORPORATE SEAL)

                              By:   /s/ BARRY C. BURKHOLDER
                              Name:     Barry C. Burkholder
                              Title:    President
Attest:

By:   /s/ RANDOLPH C. HENSON
Name:     Randolph C. Henson
Title:    Corporate Secretary

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                              BNKU HOLDINGS, INC.

(CORPORATE SEAL)

                              By:   /s/ JONATHON K. HEFFRON
                              Name:     Jonathon K. Heffron
                              Title:    Vice President
Attest:

By:   /s/ RANDOLPH C. HENSON
Name:     Randolph C. Henson
Title:    Corporate Secretary

                              THE BANK OF NEW YORK

(CORPORATE SEAL)

                              By:   /s/ REMO J. REALE
                              Name:     REMO J. REALE
                              Title:    ASSISTANT VICE PRESIDENT
Attest:

By:   /s/ MARY LA GUMINA
Name:     MARY LA GUMINA
Title:    ASSISTANT VICE PRESIDENT

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                               ACKNOWLEDGEMENTS

STATE OF     Texas
COUNTY OF    Harris

      On the 3rd day of December, 1996, before me personally came Barry C. Burkholder, to me known, who, being by me duly sworn, did depose and say that he is President of BANK UNITED CORP., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                              /s/ KATHLYNN L. CARTER
                                  Kathlynn L. Carter

[NOTARY SEAL]

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                               ACKNOWLEDGEMENTS

STATE OF     Texas
COUNTY OF    Harris

      On the 3rd day of December, 1996, before me personally came Jonathon K. Heffron, to me known, who, being by me duly sworn, did depose and say that he is Vice President of BNKU HOLDINGS, INC.., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                              /s/ KATHLYNN L. CARTER
                                  Kathlynn L. Carter

[NOTARY SEAL]

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                               ACKNOWLEDGEMENTS

STATE OF     NEW YORK
COUNTY OF    NEW YORK

      On the 3rd day of December, 1996, before me personally came REMO J. REALE, to me known, who, being by me duly sworn, did depose and say that he is ASSISTANT VICE PRESIDENT of THE BANK OF NEW YORK, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.

                              /s/ WILLIAM J. CASSELS
                                  WILLIAM J. CASSELS

                              Notary Public, State of New York
                                     No. 01CA5027729
                                  Qualified in Bronx County
                             Certificate Filed in New York County
                               Commission Expires May 16, 1998

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